The Adirondack Small Cap Fund

Supplement dated September 30, 2009 to the Prospectus dated August 1, 2009

On September 15, 2009, the Board of Trustees of the Adirondack Funds (the “Trust”) voted to permit the Trust to offer investment in the Adirondack Small Cap Fund without the required initial investment minimums for a limited time.  From October 1, 2009 until August 1, 2010, the required minimum initial investment (for both regular accounts and tax qualified retirement plans) has been temporarily waived for shareholders that are new to the Fund and that open their accounts with the automatic investment option.

This Supplement and the existing Prospectus and Statement of Additional Information dated August 1, 2009, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information dated August 1, 2009 have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-877-350-8668.

Adirondack  Funds

26 Vly Road

Albany, NY 12205

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.